UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 13, 2025. Set forth below, with respect to each proposal, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

Proposal 1 - Election of directors

The stockholders approved the election of all eight of the nominees for director to serve until the next Annual Meeting or until their successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Robert P. Bauer	10,565,521	235,036	8,035	535,608
Eric P. Etchart	10,619,812	180,670	8,110	535,608
Nina C. Grooms	10,579,897	218,345	10,350	535,608
Colleen C. Haley	10,698,704	101,999	7,889	535,608
Paul D. Householder	10,786,495	13,987	8,110	535,608
Tracy C. Jokinen	10,790,982	9,772	7,838	535,608
Richard W. Parod	10,799,234	1,248	8,110	535,608
Lorie L. Tekorius	10,723,046	75,368	10,178	535,608

Proposal 2 - Advisory vote on compensation of named executive officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers as described in our Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
10,533,729	217,997	56,866	535,608

Proposal 3 - Approval of the Alamo Group Inc. 2025 Incentive Stock Option Plan

The stockholders approved the Company's 2025 Incentive Stock Option Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
10,384,320	367,897	56,375	535,608

Proposal 4 - Ratification of appointment of KPMG LLP as independent auditor for fiscal year 2025

The appointment of KPMG LLP to serve as the Company's independent auditor for the fiscal year ending December 31, 2025 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,119,622	165,625	58,953	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 9, 2025	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti
Executive Vice President, Corporate Development, Investor Relations & Secretary